                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: November 15, 1999

                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           1-7654                        06-0954158
--------------------------------------------------------------------------------
State of incorporation             (Commission                   (IRS Employer
of organization                    File Number)              Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code: (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------

On November 9, 1999, XTRA Corporation issued a press release disclosing certain financial information for the fourth fiscal quarter ended September 30, 1999, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
                (Millions of dollars, except per share amounts)
                                  (Unaudited)

                                                    Three Months Ended           Twelve Months Ended
                                                       September 30,                September 30,
                                                    -------------------          --------------------
                                                     1999        1998             1999         1998
                                                    -------     -------          -------      -------
Revenues                                            $   121     $   119          $   464      $   461

Operating expenses
   Depreciation on rental equipment                      38          38              152          151
   Rental equipment operating expenses                   27          24              113          108
   Selling and administrative expense                    13          10               45           42
   Revenue equipment writedown                            -           -               25            -
   Restructuring costs                                    -           -               13            -
                                                    -------     -------          -------      -------
                                                         78          72              348          301
                                                    -------     -------          -------      -------

     Operating income                                    43          47              116          160

Interest expense                                         15          14               58           58
Foreign exchange (gain) loss                              -           1               (1)           2
                                                    -------     -------          -------      -------
   Income from operations before provision
   for income taxes and unusual item                     28          32               59          100

Unusual item: costs related to terminated merger          -           1                1            1
                                                    -------     -------          -------      -------

     Pretax income                                       28          31               58           99

Provision for income taxes                               11          12               23           39
                                                    -------     -------          -------      -------
Net income                                          $    17     $    19          $    35      $    60
                                                    =======     =======          =======      =======

Basic earnings per common share                     $  1.28     $  1.20          $  2.49      $  3.90
Basic common shares outstanding (in millions)          13.0        15.4             13.9         15.3

Diluted earnings per common share                   $  1.28     $  1.20          $  2.49      $  3.88
Diluted common shares outstanding (in millions)        13.0        15.4             13.9         15.4

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)
[CAPTION]

                                                September 30,   September 30,
                                                    1999            1998
                                                -------------   -------------
Assets
  Property and Equipment, net                    $      1,435    $      1,452
  Receivables, net                                        116             106
  Other Assets                                             22              17
                                                 ------------    ------------
     Total Assets                                $      1,573    $      1,575
                                                 ============    ============


Liabilities and Stockholders' Equity
Liabilities
  Debt                                           $        852    $        802
  Deferred Income Taxes                                   309             287
  Other Liabilities                                        75              78
Stockholders' Equity                                      337             408
                                                 ------------    ------------
     Total Liabilities & Stockholders' Equity    $      1,573    $      1,575
                                                 ============    ============

Net Debt Outstanding                             $        848    $        799
                                                 ============    ============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)

                                                     Twelve Months
                                                   Ended September 30,
                                                   1999          1998
                                                  -----          -----
Cash Provided from Operations                     $ 275          $ 293

Cash Used for Investment Activities                (214)          (199)

Cash Used for Financing Activities                 (110)            (5)
                                                  -----          -----

(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                 $ (49)         $  89
                                                  =====          =====


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   XTRA CORPORATION
                              ----------------------------
                                      (Registrant)



Date: November 15, 1999       /s/ Michael J. Soja
      -----------------       ----------------------------
                                  Michael J. Soja
                                  Vice President and
                                  Chief Financial Officer